SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1997
                        SUPPLEMENT DATED OCTOBER 4, 1999.

This Supplement should be retained with the current prospectus for your variable life contract issued by Ameritas Variable Life Insurance Company ("AVLIC"). If you do not have a current prospectus please contact AVLIC at 1-800-745-1112.

                             NOTICE OF SUBSTITUTION
The SEC has published a notice of AVLIC's application for substitution ("Application") in the Federal Register. AVLIC's Application requests permission to substitute the following "Replaced Portfolio" with the "Substitute Portfolio" as indicated:

REPLACED PORTFOLIO             SUBSTITUTE PORTFOLIO            SUBADVISOR FOR SUBSTITUTE PORTFOLIO
VIP Money Market               Ameritas Money Market           Calvert Asset Management Company, Inc.

If no hearing is requested on the Application, AVLIC expects to set October 29, 1999, as the Substitution Date. The Substitute Portfolio will take the place of the designated Replaced Portfolio at the close of business of the New York Stock Exchange on the Substitution Date. Valuations will be as of the close of business on that date. Any amounts allocated to the Replaced Portfolio will automatically be allocated to the Substitute Portfolio after that date.

AVLIC will allow transfers from the Replaced Portfolio to any other subaccount available under the policy through a date at least 30 days following the Substitution Date, without imposition of any administrative charge to the policy owner. These transfers will not count as "free transfers" to which the policy owner may otherwise be entitled. Furthermore, such transfers of account value from the Replaced Portfolio to the Substitute Portfolio will likewise not be subject to an administrative charge to the policy owner, nor count in determining whether the maximum number of "free transfers" has been exceeded. The proposed substitution will not affect your rights or our obligations under the policy. AVLIC will bear any expenses in connection with the proposed substitution.

In connection with the proposed substitution outlined above, effective as of the Substitution Date, AVLIC will be making one of the Ameritas Portfolios available as a subaccount under this policy.

Below is the Fund Expense Summary table, as presented in the prospectus, showing the expenses for the Ameritas Portfolios.

PORTFOLIO                     INVESTMENT         OTHER         TOTAL            WAIVERS                TOTAL
                              ADVISORY &        EXPENSES                         AND/OR              (Reflecting
                              MANAGEMENT                                     REIMBURSEMENTS        waivers and/or
                                                                                                   reimbursements,
                                                                                                       if any)
AMERITAS PORTFOLIOS (1)
Ameritas Money Market            .20%             .15%          .35%              .05%                  .30%


(1) This is a new Fund. Each portfolio's aggregate expenses are limited to the advisory and administrative fees disclosed above for a period of one year following the date the substitution order is issued. Following expiration of this one year period, expenses of the Ameritas Portfolios will not be permitted to exceed an expense ratio which is .10% greater than the prior expense ratio of the corresponding replaced fund, unless an amendment to the investment advisory contract is approved modifying or eliminating the expense guarantee.

The Ameritas Portfolios are managed by Ameritas Investment Corp. ("AIC"). AIC is a registered investment adviser under the Investment Advisers Act of 1940, and is an affiliate of AVLIC. AIC also contracts with subadvisers. The subadviser listed in the first chart, above, will provide investment subadvisory services to the indicated Ameritas Portfolios.

          INVESTMENT OBJECTIVES AND POLICIES OF THE AMERITAS PORTFOLIOS


AMERITAS
PORTFOLIOS

PORTFOLIO           INVESTMENT POLICIES                                              OBJECTIVE
Ameritas            Invests in U.S. dollar-denominated money market securities of    Seeks as high a level of current
Money Market        domestic and foreign issuers, including U.S. Government          income as is consistent with
                    securities and repurchase agreements.  Invests more than 25%     preservation of capital and
                    of total assets in the financial services industry.              liquidity.


See the prospectus or statement of additional information of the underlying mutual fund for details.